                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant /_/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     /_/  Definitive Proxy Statement

     /X/  Definitive Additional Materials

     / /  Soliciting Material Under Rule 14a-12

                       LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     /_/  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     /_/  Fee paid previously with preliminary materials:

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     /_/  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid

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     (2)  Form, Schedule or Registration Statement No:

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     (3)  Filing Party:

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     (4)  Date Filed:

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         This filing consists of the following  information  mailed by Lone Star
Steakhouse & Saloon,  Inc. (the  "Company") to its  stockholders  on October 25,
2006 in connection with the special meeting of stockholders of the Company to be held on November 30, 2006 (the "Special Meeting"):

                       LONE STAR STEAKHOUSE & SALOON, INC.

                                224 EAST DOUGLAS
                                    SUITE 700
                              WICHITA, KANSAS 67202

October 25, 2006

Dear Fellow Stockholder:

LONE STAR STEAKHOUSE & SALOON,  INC. WILL HOLD A SPECIAL MEETING OF STOCKHOLDERS
ON  NOVEMBER  30,  2006 TO  CONSIDER  AND VOTE ON A  PROPOSAL  TO ADOPT A MERGER
AGREEMENT  PURSUANT  TO  WHICH  YOU WILL  RECEIVE  $27.10  PER  SHARE IN CASH IN
EXCHANGE FOR YOUR SHARES. The transactions contemplated by the merger agreement, which we refer to as the  "transactions,"  will result in the sale of our entire company to affiliates of Lone Star Funds, a Dallas-based private equity firm.

                    WHY YOU SHOULD VOTE FOR THE TRANSACTIONS

Your board of directors has  unanimously  determined that the  transactions  are fair  to,  and in  the  best  interest  of,  our  stockholders  and  unanimously recommends  that you vote FOR the  approval of the  transactions.  The board has concluded,  and continues to firmly believe,  that the  transactions are in your best interest for a number of reasons, including:

          o  THE CONTINUED  DETERIORATION OF THE COMPANY'S  FINANCIAL  CONDITION
             AND RESULTS OF OPERATIONS, INCLUDING:

               o  THE  CONTINUED  DECREASE IN OUR EBITDA,  AS  EVIDENCED  BY THE
                  DECLINE  IN  EBITDA  FROM   $70,983,000  IN  FISCAL  2004,  TO
                  $57,530,000  IN FISCAL 2005 TO  $45,366,000  FOR THE  12-MONTH
                  PERIOD ENDED SEPTEMBER 5, 2006; AND

               o  THE  CONTINUED  DETERIORATION  OF THE LONE STAR  STEAKHOUSE  &
                  SALOON FLAGSHIP CONCEPT,  WHICH REPRESENTED  APPROXIMATELY 66%
                  OF OUR  CONSOLIDATED  REVENUES FOR THE  12-MONTH  PERIOD ENDED
                  SEPTEMBER  5,  2006.  THIS  DETERIORATION  WAS  MOST  RECENTLY
                  DEMONSTRATED  BY A 9.4% DECREASE FOR THE 2006 THIRD QUARTER IN
                  COMPARABLE  STORE SALES, A KEY INDICATOR OF PERFORMANCE IN THE
                  RESTAURANT INDUSTRY;

          o  THE  UNFAVORABLE   OUTLOOK  FOR  THE  COMPANY'S  BUSINESS  FOR  THE
             FORESEEABLE  FUTURE IN LIGHT OF THE DIFFICULT  INDUSTRY  CONDITIONS
             AND  OPERATIONAL  CHALLENGES  FACING  THE  COMPANY,  INCLUDING  THE
             NEGATIVE  OVERALL  PERFORMANCE  OF THE CASUAL  DINING  SECTOR,  THE
             OVER-SATURATION  OF THE CASUAL  DINING  INDUSTRY  AND THE  EXPECTED
             OVER-SATURATION OF THE UPSCALE STEAKHOUSE SEGMENT;

          o  The fact  that  the  $27.10  per  share  transaction  consideration represents  12.3 times our EBITDA for the 12 months ended September

             5, 2006, which is significantly  higher than the average  multiples paid in similar  restaurant  company  sales  over the past  several years;

          o  The fact that,  though the Company's  financial advisor contacted a number of highly  qualified  potential buyers prior to our entering into the  merger  agreement,  and the merger  agreement  allows the
             Company to respond to unsolicited acquisition proposals made by any third  party,  we have  not  received  any  other  offer to buy the
             Company;

          o  The fact  that the  board  carefully  considered,  over a period of several  months and with the  assistance of  nationally  recognized investment  banks,  a wide  variety of  strategic  alternatives  to increase  stockholder  value,  and ultimately  determined  that the transaction  with Lone Star  Funds will  provide  more value to our stockholders  in a  shorter  period  of time  than any of the other strategic alternatives that the board considered;

          o  Payment of the full purchase price to our stockholders in cash with no financing contingency;

          o  The limited  conditions to the  consummation  of the  transactions, which  increases the speed and likelihood of a successful  closing;
             and

          o  The opinions  received by the board from two nationally  recognized investment banking firms that, as of August 18, 2006 and based upon and  subject to the  considerations  and  assumptions  set forth in
             their  respective  opinions,   the  $27.10  per  share  transaction
             consideration  was fair to our stockholders  from a financial point of view.

The proxy statement that we have previously sent to you contains a more detailed discussion of these factors,  as well as other important  information  about the transactions. We urge you to read it carefully.

LONE  STAR  FUNDS,  DESPITE  THE  SIMILARITY  IN NAME,  IS NOT AN  AFFILIATE  OR
ASSOCIATE OF LONE STAR  STEAKHOUSE & SALOON,  INC., AND LONE STAR FUNDS DOES NOT
HAVE ANY  RELATIONSHIP  WITH LONE STAR  STEAKHOUSE & SALOON,  INC.,  EXCEPT WITH
RESPECT TO THE MERGER  AGREEMENT.  NO MEMBERS OF THE  MANAGEMENT OR THE BOARD OF
DIRECTORS OF LONE STAR STEAKHOUSE & SALOON, INC. WILL BE PARTICIPATING WITH LONE
STAR FUNDS OR ITS  AFFILIATES IN THE PURCHASE OF LONE STAR  STEAKHOUSE & SALOON,
INC.

                    WE URGE YOU TO VOTE FOR THE TRANSACTIONS

YOUR VOTE IS  EXTREMELY  IMPORTANT.  Approval of the  transactions  requires the affirmative  vote of the  holders of a  majority  of the  Company's  outstanding shares.  NOT VOTING OR ABSTAINING FROM VOTING YOUR SHARES HAS THE SAME EFFECT AS
A VOTE AGAINST THE TRANSACTIONS.  Accordingly,  please sign, date and return the enclosed proxy card in the envelope  provided,  or submit your vote by telephone or over the Internet  following the  instructions on the proxy card, to vote FOR the transactions TODAY! If you hold your shares through a broker,  please follow the  procedures  provided to you by your broker  regarding  how to instruct your broker to vote your shares, otherwise your shares will not be voted.

If you have any questions or need assistance in voting your shares,  please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3488.

Thank you for your support.

On behalf of the Board of Directors,

/s/ Fred Chaney
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Fred Chaney
Chairman of the Board of Directors

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

THE  COMPANY  HAS MADE A  DEFINITIVE  FILING WITH THE  SECURITIES  AND  EXCHANGE
COMMISSION  OF A  PROXY  STATEMENT  AND  ACCOMPANYING  PROXY  CARD TO BE USED TO
SOLICIT VOTES IN FAVOR OF THE TRANSACTIONS AT THE SPECIAL MEETING.

THE COMPANY  STRONGLY  ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENT AND OTHER PROXY MATERIALS RELATING TO THE SPECIAL MEETING BECAUSE THEY
CONTAIN IMPORTANT  INFORMATION.  SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE
ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN
ADDITION,  A STOCKHOLDER  WHO WISHES TO RECEIVE A COPY OF THE  DEFINITIVE  PROXY
MATERIALS,  WITHOUT  CHARGE,  SHOULD SUBMIT THIS REQUEST TO THE COMPANY'S  PROXY
SOLICITOR,  INNISFREE M&A INCORPORATED,  AT 501 MADISON AVENUE,  20TH FLOOR, NEW
YORK, NEW YORK 10022 OR BY CALLING INNISFREE TOLL-FREE AT (877) 456-3488.

THE COMPANY  AND ITS  DIRECTORS,  EXECUTIVE  OFFICERS  AND OTHER  MEMBERS OF ITS
MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF
PROXIES FROM ITS STOCKHOLDERS IN CONNECTION WITH THE  TRANSACTIONS.  INFORMATION
CONCERNING  THE  INTERESTS  OF THE  COMPANY  AND THE OTHER  PARTICIPANTS  IN THE
SOLICITATION IS SET FORTH IN THE COMPANY'S DEFINITIVE PROXY STATEMENT FILED WITH
THE SECURITIES AND EXCHANGE  COMMISSION IN CONNECTION WITH THE  TRANSACTIONS AND
ANNUAL REPORTS ON FORM 10-K,  PREVIOUSLY  FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.